SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 6, 2003


                              Mesa Air Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


             Nevada                    0-15495              85-0302351
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)


410 North 44th Street, Suite 700, Phoenix, Arizona             85008
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     (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone Number, Including Area Code: (602) 685-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 6, 2003, Mesa Air Group, Inc. ("Mesa") issued a press release announcing its interest in a merger with Atlantic Coast Airlines Holdings, Inc. ("ACA") and making public a letter delivered by Mesa to ACA's Chief Executive Officer and Board of Directors. A copy of the press release announcing Mesa's interest in ACA is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

             99.1 -- Press Release, dated October 6, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 6, 2003                 Mesa Air Group, Inc.


                                       By:     /s/ Jonathan G. Ornstein
                                           -----------------------------------
                                           Name:   Jonathan G. Ornstein
                                           Title:  Chairman and Chief
                                                   Executive Officer

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                       EXHIBIT INDEX
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    EXHIBIT NUMBER                         DESCRIPTION
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         99.1                              Press Release, dated October 6, 2003